DEBT PURCHASE AGREEMENT

THIS DEBT PURCHASE AGREEMENT (this “Agreement”), is made and entered into as of the day of the 15th day of Sept., 2016 (the “Effective Pate”), by and among TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership, with an address of 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169 (“Assignor” or “Lender”), SALKSANNA, LLC (“Assignee”), and KSIX MEDIA HOLDINGS, INC., a Nevada corporation (the “Borrower”).

WITNESSETH

WHEREAS, the Borrower, Lender and others entered into, or are otherwise parties to and bound by, the terms of a Senior secured Credit Facility Agreement dated as of November 30, 2015 but made effective as of February 24, 2016 (such agreement, together with any amendments, renewals, substitutions, replacements or modifications from time to time, collectively referred to as the “Credit Agreement”); and

WHEREAS, pursuant to the Credit Agreement, the Borrower executed and delivered to Lender that certain Convertible Promissory Note dated as of November 30, 2015, but made effective as of February 24, 2016, evidencing an aggregate amount of Loans under the Credit Agreement in the original face amount of $750,000.00 (the “Convertible Note”); and

WHEREAS, Assignee desires to purchase from Lender, and Lender is amenable to selling and assigning to Assignee, Assignor’s right, title and interest in and to a portion of the monetary obligations evidenced by the Convertible Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable), such portion being equal to the lesser of: (i) Seven Hundred Thousand Dollars ($700,000.00); or (ii) the amount of the obligations due and owing under the Credit Agreement, (the “Assigned Debt”), which Assigned Debt shall be purchased by Assignee in multiple tranches as more specifically hereinafter set forth; and

WHEREAS, on or prior to each “Purchase Tranche Closing” (as hereinafter defined), as directed by Lender, the Borrower agrees to sever, split, divide and apportion the Convertible Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable) into two separate and distinct replacement notes, each in substantially the form as set forth on Exhibit “A” attached hereto (the “Note Form”), one for the amount of the portion of the Assigned Debt being sold and assigned at such Purchase Tranche Closing (the portion of the Assigned Debt being sold and assigned at each separate Purchase Tranche Closing, as applicable, being referred to as the “Applicable Assigned Debt”), and one for the remaining amount of the overall debt evidenced by the Convertible Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable);

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor, Assignee, and Borrower hereby covenant and agree as follows:

1. Recitals. The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference.

2. Agreement to Assign Assigned Debt.

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(a) Purchase Tranche Closings. Provided there is no default or breach under this Agreement, and that no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or breach under this Agreement, and subject to all the terms and provisions of this Agreement, the Assignor hereby agrees to sell and assign to Assignee, and Assignee hereby agrees to purchase from Assignor, the Assigned Debt, which Assigned Debt shall be sold in multiple separate tranches (each of such tranches hereinafter referred to as a “Purchase Tranche”), each of such separate Purchase Tranches to be sold and assigned on the respective dates and for the respective amounts set forth in the schedule attached hereto as Exhibit “B” (each closing of a Purchase Tranche referred to as a “Purchase Tranche Closing” and the purchase price to be paid for each Applicable Assigned Debt at each Purchase Tranche Closing, as shown on such attached schedule, referred to as the “Applicable Purchase Price”): provided, however, nothing herein shall prevent Assignee from electing to purchase a greater portion of the Assigned Debt than that set forth in the attached schedule for any given Purchase Tranche Closing, up to the aggregate amount of the Assigned Debt, by written notice to Assignor delivered prior to the applicable Purchase Tranche Closing.

(b) Deliveries at Each Purchase Tranche Closing. Subject to the terms of this Agreement, at each Purchase Tranche Closing: (i) Lender shall execute and deliver to Assignee, an assignment of the Applicable Assigned Debt being sold and assigned at such Purchase Tranche Closing, substantially in the form attached hereto as Exhibit “C” (each, an “Assignment”); (ii) Lender shall deliver to Assignee the original replacement note for the Applicable Assigned Debt being sold and assigned at such Purchase Tranche Closing (subject to receipt of same by Lender from Borrower as provided in Section 2(c) below); and (iii) Assignee shall pay to Lender the Applicable Purchase Price for the Applicable Assigned Debt being sold and assigned at such Purchase Tranche Closing, by wire transfer of good and cleared U.S. currency to an account designated by Lender.

(c) Borrower’s Obligation to Sever Notes. On or prior to each Purchase Tranche Closing, and within no later than two (2) business days after request therefor is made by Lender to Borrower, the Borrower agrees to sever, split, divide and apportion the Convertible Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable) into two separate and distinct and newly issued replacement notes, each substantially in the Note Form. One of such replacement notes shall be for a principal amount equal to the Applicable Purchase Price corresponding to the Applicable Assigned Debt for the applicable Purchase Tranche Closing, and the other replacement note shall be for a principal amount equal to the remaining amount of the overall debt then existing and evidenced by the Convertible Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable). In order to clarify the foregoing, as an example, on or prior to the first Purchase Tranche Closing contemplated hereby, upon request by Lender, the Borrower shall provide to Lender two replacement notes in replacement of the Convertible Note, one for $53,452.33, which is the Applicable Purchase Price for the Applicable Assigned Debt being sold and assigned at the first Purchase Tranche Closing, and fee second for $278,530.79 (as of August 29, 2016), which is the amount of the overall debt evidenced by the Convertible Note, less the Applicable Purchase Price for the replacement note being sold and. assigned at the first Purchase Tranche Closing. This second replacement note shall then be severed in the same manner for the second Purchase Tranche Closing, and this foregoing process of severing and issuing replacement notes shall be repeated for each Purchase Tranche Closing, until the Assigned Debt is sold and assigned in full, or this Agreement is otherwise earlier terminated in accordance with its terms. Assignee acknowledges and understands that Lender’s obligation to sell, assign and deliver each original replacement note representing the Applicable Assigned Debt at each Purchase Tranche Closing is subject to and conditioned upon Borrower executing and delivering such replacement notes to Lender in accordance with this Agreement.

(d) Remaining Debt. Assignee and Borrower acknowledge that at each Purchase Tranche Closing, and subject to Lender’s receipt of the Applicable Purchase Price, only the Applicable Assigned Debt represented by the specific replacement note representing the applicable Purchase Tranche shall be deemed sold and assigned hereunder, it being acknowledged by Assignee and by Borrower that the remaining portion of the debt evidenced by the Convertible Note (or any replacement notes issued in replacement thereof as hereby contemplated, as applicable) for which the Applicable Purchase Price has not been paid and received by Lender (the “Remaining Debt”) shall not be sold or assigned thereby unless and until additional replacement notes for additional Purchase Tranches are thereafter sold in accordance with this Agreement and the Applicable Purchase Price therefor is received by Lender. Moreover, any portion of the debt evidenced by the Convertible Note other than the Assigned Debt shall also be part of the Remaining Debt hereunder, shall not be part of this Agreement and shall not be subject to sale or assignment hereunder.

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(e) No Security Rights. Assignee and Borrower each hereby agree and acknowledge that the sale, transfer and assignment of the Assigned Debt, or any portion thereof, shall be a sale, transfer and assignment of the monetary obligations evidenced by such Assigned Debt (or portion thereof) only, and shall not include, and such sale, transfer and assignment expressly excludes, the Remaining Debt, as well as excluding any and all security rights, rights to any collateral, or any other security interests or rights of Assignor of any nature or kind related to, arising under, or pursuant to, the Credit Agreement, any other “Loan Documents” (as defined in the Credit Agreement) related thereto, or any other security agreements, UCC financing statements, or any other documents or instruments relating to the obligations of the Borrower or any “Guarantors” (as defined in the Credit Agreement) to Assignor (collectively, the “Security Right”), it being agreed and acknowledged that all Security Rights shall remain with Assignor, as security for any portion of die Assigned Debt not assigned at any Purchase Tranche Closing, the Remaining Debt, or any other obligations of Borrower or any Guarantors to Assignor.

3. Conditions to Additional Purchases.

(a) Initial Purchase. The initial Purchase Tranche contemplated hereunder shall be closed and funded simultaneous with the execution of this Agreement by Lender, Assignee and Borrower.

(b) Subsequent Purchases. If the first Purchase Tranche Closing is consummated hereunder, and the Applicable Purchase Price therefor is paid and received by Lender as contemplated under this Agreement, then Assignee’s obligation to purchase any additional Purchase Tranches as hereby contemplated is a binding and continuing obligation of Assignee; provided, however, Assignee shall have the right to terminate such obligation at any time during the term of this Agreement upon the occurrence of any of the following events (each a “Trigger Event”): (i) the Borrower fails to stay current in its filing obligations with the SEC; (ii) trading of the Borrower’s Common Stock on the “Principal Trading Market” (as defined in the Credit Agreement) is stopped or halted for any reason; (iii) any suspension of electronic trading or settlement services by the Depository Trust Company (“DTC”) with respect to the Common Stock occurs and is continuing, or any receipt by the Borrower of any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension, DTC shall have notified the Borrower in writing that DTC has determined not to impose any such suspension); (iv) the Borrower’s transfer agent (the “Transfer Agent”) fails to issue to Assignee any shares of the Borrower’s Common Stock which may be due to Assignee in connection with any conversion rights exercised by Assignee under any promissory notes purchased by Assignee hereunder, or notes issued in replacement thereof; (v) the Borrower fails to maintain its active status with its State of organization; (vi) Borrower shall default (beyond any applicable notice and cure periods) in any of their obligations to Assignee under the promissory notes purchased by Assignee hereunder, or notes issued in replacement thereof, or any other obligations of Borrower to Assignee; or (vii) the Borrower fails to maintain any share reserve required by Assignee. Upon the occurrence of a Trigger Event, in the event Assignee desires to terminate its obligation to purchase Purchase Tranches as hereby contemplated, Assignee shall deliver to Lender written notice of such termination delivered within five (5) days of the date the Assignee becomes aware of the occurrence of the Trigger Event (which notice shall include a statement of the Trigger Event that has occurred and reasonable evidence of the occurrence thereof), whereupon Assignee’s obligation to purchase any additional Purchase Tranches thereafter shall immediately terminate and be of no further force or effect.

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4. Representations and Warranties of Assignor. Assignor makes the following representations and warranties to Assignee, each of which shall be deemed made as of the Effective Date, and re-made as of each Purchase Tranche Closing:

(a) Assignor is the legal and equitable owner of Assignor’s right, title and interest in and to She Assigned Debt, except for any portion of the Assigned Debt previously sold and assigned to Assignee pursuant to this Agreement; and

(b) Assignor has not sold, transferred, assigned, pledged, hypothecated, or otherwise encumbered the Assigned Debt, or any portion thereof, except for any portion of the Assigned Debt previously sold and assigned to Assignee pursuant to this Agreement; and

(c) The Assignor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by the Assignor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, or similar action on the part of the Assignor; and

(d) Except for the foregoing representations and warranties, this Agreement and the Assignment is made by Assignor without recourse, representation or warranty of any nature or kind, express or implied, and Assignor specifically disclaims any warranty, guaranty or representation, oral or written, past, present or future with respect to fee Assigned Debt, any portion thereof, or any instruments evidencing same, including, without limitation; (i) the validity, effectiveness or enforceability of the Assigned Debt, any portion thereof, or any instruments evidencing same; (ii) the validity, existence, or priority of any lien or security interest securing the obligations of Borrower or any other Credit Parties evidenced by the Assigned Debt, any portion thereof, or any instruments evidencing same; (iii) She existence of, or basis for, any claim, counterclaim, defense or offset relating to the Assigned Debt, any portion thereof, or any instruments evidencing same; (iv) the financial condition of the Borrower, or any other Credit Parties or guarantor or obligor liable under the Assigned Debt, any portion thereof, or any instruments evidencing same, or the ability of any such parties to pay or perform their respective obligations under the Assigned Debt, any portion thereof, or any instruments evidencing same; (v) the compliance of the Assigned Debt, any portion thereof, or any instruments evidencing same with any laws, ordinances or regulations of any governmental agency or other body; (vi) the value or condition of any collateral securing the obligations under the Assigned Debt, any portion thereof, or any instruments evidencing same; and (vii) the future performance of the Borrower or any other Credit Parties or guarantor or obligor liable under the Assigned Debt, any portion thereof or any instruments evidencing same. Assignee acknowledges and represents to Assignor that Assignee has been given the opportunity to undertake its own investigations of the Borrower, the Assigned Debt, any portion thereof, or any instruments evidencing same, and having undertaken and performed all such investigations as Assignee deemed necessary or desirable, Assignee represents, warrants and agrees that it is relying solely on its own investigation of the Borrower, the Assigned Debt, any portion thereof, or any instruments evidencing same, and not any information whatsoever provided or to be provided by Assignor, or any representation or warranty of Assignor. This Agreement, and each Assignment of the Assigned Debt, or portion thereof, as provided for herein is made on an “AS IS,” “WHERE IS” basis, with all faults, and Assignee, by acceptance of this Agreement and each Assignment, shall be deemed to have agreed and acknowledged that Assignor has fully performed, discharged and complied with all of Assignor’s obligations, representations, warranties, covenants and agreements hereunder, that Assignor is discharged therefrom, and that Assignor shall have no further liability with respect thereto, except only for those express warranties contained in this Agreement, and Assignee, by such acceptance, expressly acknowledges that ASSIGNOR MAKES NO WARRANTY OR REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, RELATING TO THE ASSIGNED DEBT, ANY PORTION THEREOF, OR ANY INSTRUMENTS EVIDENCING SAME, EXCEPT AS SPECIFICALLY SET FORTH HEREIN.

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5. Representations and Warranties of Assignee. Assignee makes the following representations and warranties to Assignor, each of which shall be deemed made as of the Effective Date, and re-made as of each Purchase Tranche Closing:

(a) The Assignee is a legally recognized entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by the Assignee of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Assignee.

(b) This Agreement, when executed and delivered by the Assignee, will constitute a valid and legally binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally; or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) The Assignee: (i) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment; (ii) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment; (iii) understands the terms of and risks associated with the acquisition of the Assigned Debt, or any portion thereof, or any instruments evidencing same, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which the Borrower operates; (iv) has had the opportunity to review the Borrower, its business, its financial condition, its prospects, the Credit Agreement, the Assigned Debt, any portion thereof, or any instruments evidencing same, all as the Assignee has determined to be necessary in connection with this Agreement and the assignments contemplated hereby.

(d) The Assignee understands that: (i) the Assigned Debt, any portion thereof or any instruments evidencing same, have not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state; (ii) the Assigned Debt, any portion thereof, or any instruments evidencing same, and any securities issuable upon conversion of the Assigned Debt, or any portion thereof, is and will be “restricted securities” as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act (“Rule 144”); (iii) the Assigned Debt, any portion thereof, or any instruments evidencing same, may not be sold, pledged or otherwise transferred unless a registration statement for such transaction is effective under the Securities Act and any applicable state securities laws, or unless an exemption from such registration is available with respect to such transaction; and (iv) the Assigned Debt, any portion thereof, or any instruments evidencing same, will contain restrictive legends as to the foregoing in customary form.

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(e) The Assignee is not accepting this Agreement or any Assignment as a result of any advertisement, article, notice or other communication regarding the Assigned Debt, any portion thereof, or any instruments evidencing same published in any newspaper, magazine, internet or social media, broadcast over television or radio, presented at any seminary, or under any other media generally circulated or available to the public or any other general solicitation or general advertisement.

(f) To the knowledge of its officers, members and managers, neither the execution and delivery of this Agreement, or any Assignment, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Assignee is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Assignee is a party. The Assignee has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with this Agreement and the assignment of the Assigned Debt, any portion thereof, or any instruments evidencing same as contemplated hereby.

(g) To the knowledge of its officers, members and managers, there is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Assignee, threatened against the Assignee which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

(h) To the knowledge of its officers, members and managers, no authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by the Assignee of this Agreement and the consummation of the transactions contemplated hereby.

(i) The Assignee hereby acknowledges that the Assigned Debt, any portion thereof, or any instruments evidencing same may only be disposed of in compliance with state and federal securities laws. The Assignee further acknowledges that in connection with any transfer of the Assigned Debt, any portion thereof, or any instruments evidencing same subsequent to the date hereof and other than pursuant to an effective registration statement, or an applicable exemption to such registration requirements, the Borrower and/or the Borrower’s transfer agent may require an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Borrower’s transfer agent.

6. Borrower Acknowledgments. Borrower hereby consents to the sale and purchase of the Assigned Debt pursuant to the terms of this Agreement Borrower further represents and warrants that the obligations evidenced by the Convertible Note, including, without limitation, all obligations for the Assigned Debt and the Remaining Debt, are valid and enforceable obligations of the Borrower subject to no defenses, setoffs, counterclaims, cross-actions or equities in favor of the Borrower, and to the extent the Borrower has any defenses, setoffs, counterclaims, cross-actions or equities against Assignor and/or against the enforceability of any such obligations, the Borrower acknowledges and agrees that same are hereby fully and unconditionally waived by the Borrower. The Borrower further acknowledges its obligations under Section 2(c) above, and agrees to timely and promptly deliver replacement notes to Lender as required by this Agreement. The Borrower further acknowledges that the Assigned Debt may only represent a portion of the obligations due or owing under the Convertible Note, and that the Assigned Debt is only being assigned hereunder in Purchase Tranches as contemplated above. In that regard, the Borrower further acknowledges that the Remaining Debt, and any portion of the Assigned Debt for which the Applicable Purchase Price therefor has not been received by Lender, are and remain valid and enforceable obligations of the Borrower. Borrower agrees and acknowledges that it is and shall remain liable to pay the Remaining Debt, and any portion, of the Assigned Debt for which the Applicable Purchase Price therefor has not been received by Leader, as same becomes due in accordance with the terms of the Credit Agreement and the Convertible Note, or any replacement notes issued in replacement thereof as hereby contemplated, and nothing contained herein shall be deemed or construed any waiver or to otherwise excuse performance by Borrower under its obligations to Lender.

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7. RELEASE. AS A MATERIAL INDUCEMENT FOR LENDER TO AGREE TO ENTER INTO THIS AGREEMENT, BORROWER AND ASSIGNEE HEREBY RELEASE LENDER, TOGETHER WITH ALL OF ITS PARTNERS AND AFFILIATES, AND THE OFFICERS, MEMBERS, DIRECTORS, PARTNERS, EMPLOYEES, AGENTS AND ATTORNEYS OF EACH OF THE FOREGOING, FROM ALL CLAIMS, CAUSES OF ACTION AND LIABILITIES OF ANY NATURE OR KIND IN ANY WAY RELATING, DIRECTLY OR INDIRECTLY, TO THE ASSIGNED DEBT, ANY COLLATERAL SECURING ANY OBLIGATIONS THEREUNDER, THIS AGREEMENT, OR ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE CREDIT AGREEMENT, TO THE EXTENT ARISING ON OR PRIOR TO THE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS ARISING FROM OR RELATING TO NEGOTIATIONS, DEMANDS, REQUESTS OR EXERCISE OF REMEDIES IN CONNECTION WITH THE ASSIGNED DEBT, THIS AGREEMENT, ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE CREDIT AGREEMENT, AND ANY AND ALL FEES OR CHARGES COLLECTED IN CONNECTION WITH THE ASSIGNED DEBT, THIS AGREEMENT, OR ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE CREDIT AGREEMENT. MOREOVER UPON DELIVERY OF EACH ASSIGNMENT HEREUNDER, THE FOREGOING RELEASE SHALL BE DEEMED AUTOMATICALLY RE-MADE AND EFFECTIVE FOR ALL CLAIMS, CAUSES OF ACTION AND LIABILITIES OF ANY NATURE OR KIND COVERED HEREBY TO THE EXTENT ARISING ON OR PRIOR TO THE DATE OF SUCH ASSIGNMENT.

8. Default and Termination.

(a) Breach By Assignor. In the event Assignor shall breach any of its covenants or agreements hereunder, and such breach is not cured within twenty (20) days after Assignor’s receipt of written notice of such breach from Assignee, which notice shall specify the breach with specificity, then Assignee’s sole and exclusive remedy hereunder shall be to terminate this Agreement upon written notice to Assignor, whereupon this Agreement shall terminate and Assignor and Assignee shall have no further obligation, each to the other, under this Agreement Assignor and Assignee agree that the foregoing exclusive remedy will be adequate and each of them agrees that Assignee shall not have any other remedies, at law or in equity, for any breach by Assignor not cured within any applicable notice and cure period, other than termination of this Agreement as hereby provided.

(b) Breach By Assignee. In the event Assignee shall breach any of its covenants or agreements hereunder, and such breach is not cured within twenty (20) days after Assignee’s receipt of written notice of such breach from Assignor, which notice shall specify the breach with specificity, then Assignor’s sole and exclusive remedy hereunder shall be to terminate this Agreement upon written notice to Assignee, whereupon this Agreement shall terminate and Assignor and Assignee shall have no further obligation, each to the other, under this Agreement. Assignor and Assignee agree that die foregoing exclusive remedy will be adequate and each of them agrees that Assignor shall not have any other remedies, at law or in equity, for any breach by Assignee not cured within any applicable notice and cure period, other than termination of this Agreement as hereby provided. Notwithstanding the foregoing to the contrary, the foregoing notice and cure period shall not be applicable with respect to Assignee’s failure to pay the Purchase Price at the Purchase Tranche Closing, and any such failure shall be deemed an immediate breach hereunder, entitling Assignor to avail itself of the exclusive termination remedy hereby provided immediately upon such failure to pay the Purchase Price at the Purchase Tranche Closing.

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(c) Breach by Borrower. Any breach by Borrower under this Agreement shall be deemed an event of default by Borrower under the Credit Agreement, and any such breach may be enforced by Assignor through any remedies available to Assignor, at law or in equity, or under the Credit Agreement. Borrower shall have no rights to enforce this Agreement as against Assignor or Assignee, nor shall any breach or default by Assignor or Assignee hereunder in any way abrogate, limit, or otherwise affect Borrower’s obligations under the Credit Agreement and related Loan Documents.

9. No Waiver. The parties recognize and acknowledge that by entering into this Agreement, the Lender is not waiving any rights or remedies it may have under any of the Loan Documents, any defaults or Events of Default arising thereunder, or any judgments previously obtained by Lender in connection therewith. In addition, notwithstanding anything contained in this Agreement to the contrary, the Lender shall have the right, at any time, to: (i) accept payments (whether in full or partial payments) of the then outstanding Remaining Debt, or any portion of the Assigned Debt not assigned at any Purchase Tranche Closing, whether such payments are made by the Borrower, or any other Person (whether in connection with such other Person’s purchase of all or any portion of the then outstanding Remaining Debt, or any portion of the Assigned Debt not assigned at any Purchase Tranche Closing, or otherwise); or (ii) enter into agreements with Borrower or any other Person for payments to be made to Lender by Borrower or any other Person at such later dates and under such terms and conditions as Lender may elect in its sole and absolute discretion, and in any of such events, or for any other reason whatsoever, in Lender’s sole and absolute discretion, Lender shall have the absolute right to terminate this Agreement upon written notice to Assignee, without liability to Assignee or any other Person, with respect to any portion of the Assigned Debt not yet sold and assigned to Assignee as of such date.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws governing the Credit Agreement

11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12. Headings. The headings of the paragraphs of this Agreement have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement or used in any manner in the interpretation of this Agreement

13. Interpretation. Whenever the context so requires in this Agreement, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “Person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

14. Partial Invalidity. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

15. Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of lie party executing same with the same force and effect as if such facsimile or “.pdf’ signature page was an original thereof.

16. Effective Date. For purposes of this Agreement, the “Effective Pate” shall mean the date when this. Agreement ‘becomes fully executed by all parties hereto.

[Signatures on the following page]

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IN WITNESS WHEREOF, Assignor, Assignee, and Borrower have executed this Agreement as of the date above first written.

Assignor:

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:	/s/ Robert Press
Robert Press, Director

Date:

Assignee:

SALKSANNA, LLC

By:	/s/ Mark Savage
Name:	Mark Savage
Title:	President

Date:	9.15.16

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IN WITNESS WHEREOF, Assignor, Assignee, and Borrower have executed this Agreement of the date above first written.

Borrower:

KSIX MEDIA. HOLDINGS, INC., a Nevada corporation

By:	/s/ Carter Matzinger
Name:	Carter Matzinger
Title:	CEO
Date:	9/13/2016

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EXHIBIT “A”

FORM NOTE

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BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC 6049(BX4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC. 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).

FIRST REPLACEMENT CONVERTIBLE PROMISSORY NOTE A

Issuance and Effective Date: as of August 29,2016

$53,542.33

FOR VALUE RECEIVED, KSIX MEDIA HOLDINGS, INC., a Nevada corporation (“Borrower”),whose address is 10624 S. Eastern Ave., Ste. A-910, Henderson, NV 89052, hereby promises to pay to the order of TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership, with an office Located at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169, and its successors or assigns (collectively, the “Holder”), on or before the Extended Maturity Date (as defined in the Credit Agreement): (i) the principal amount of Fifty-Three Thousand Five Hundred Forty-Two and 33/100 Dollars ($53,542.33); together with (ii) interest on the unpaid principal balance hereof at the rate of eighteen percent (18%) per annum commencing as of the effective date hereof; together with (iii) all other Obligations due, owing and payable under the terms of the Credit Agreement and all other Loan Documents, all in accordance with the terms hereof and the terms and provisions of that certain Credit Agreement between the Borrower and the Holder dated as of November 30,2015, but made effective as of February 24,2016 (the “Original Credit Agreement”) (the Original Credit Agreement, together with all other renewals, extensions, future advances, amendments, modifications, substitutions, or replacements thereof, sometimes collectively referred to as the “Credit Agreement”). This First Replacement Convertible Promissory Note A (this note, and all modifications, extensions, future advances, supplements, and renewals thereof, and any substitutions therefor, hereinafter referred to as the “Note”-) shall be payable in accordance with the terms of the Credit Agreement and the specific terms set forth below. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

This Note, along with First Replacement Convertible Promissory Note B (“Note B”) being executed and delivered simultaneously herewith, are being both executed in substitution for and to supersede the Convertible Promissory Note dated as of November 30, 2015, but made effective as of February 24, 2016 (the “Original Note”), in its entirety. It is the intention of the Borrower and Lender that while this Note and Note B replace and supersede the Original Note, in its entirety, it is not in payment or satisfaction of the Original Note, but rather is the substitute of one evidence of debt for another without any intent to extinguish the old. Nothing contained in this Note or Note B shall be deemed to extinguish the indebtedness and obligations evidenced by the Original Note or constitute a novation of the indebtedness evidenced by the Original Note.

Principal, interest and other fees and charges shall be paid to Lender as set forth in the Credit Agreement, or at such other place as the holder of this Note shall designate in writing to Borrower. Each Loan made by Lender, and all payments on account of the principal and interest thereof shall be recorded on the books and records of Lender and the principal balance as shown on such books and records, or any copy thereof certified by an officer of Lender, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

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Except for such notices as may be required under the terms of the Credit Agreement, each Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence.

Borrower shall be solely responsible for the payment of any and all documentary stamps and other taxes applicable to the foil face amount of this Note.

This Note shall be governed and construed in accordance with the laws of the State of Nevada, and shall be binding upon Borrower and their legal representatives, successors, and assigns. Wherever possible, each provision of the Credit Agreement and this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement or this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Credit Agreement or this Note.

Nothing herein contained, nor in any instrument or transaction relating hereto, shall be construed or so operate as to require any Borrower, or any person liable for the payment of this Note, to pay interest in an amount or at a rate greater titan the highest rate permissible under applicable law. By acceptance hereof, Lender hereby warrants and represents to Borrower that Lender has no intention of charging a usurious rate of interest Should any interest or other charges paid by Borrower, or any parties liable for the payments made pursuant to this Note, result in the computation or earning of interest in excess of the highest rate permissible under applicable law, any and all such excess shall be and the same is hereby waived by the holder hereof. Lender shall make adjustments in the Note or Credit Agreement, as applicable, as necessary to ensure that Borrower will not be required to pay further interest in excess of the amount permitted by applicable law. All such excess shall be automatically credited against and in reduction of the outstanding principal balance. Any portion of such excess which exceeds the outstanding principal balance shall be paid by the holder hereof to the Lender and any parties liable for the payment of this Note, it being the intent of the parties hereto that under no circumstances shall Borrower, or any party liable for the payments hereunder, be required to pay interest in excess of the highest rate permissible under applicable law.

THE HOLDER IS A NON-U.S. PERSON AS THAT TERM IS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE. IT IS HEREBY AGREED AND UNDERSTOOD THAT THE OBLIGATIONS HEREUNDER MAY BE SOLD OR RESOLD ONLY TO NON-U.S. PERSONS. THE INTEREST PAYABLE HEREUNDER IS PAYABLE ONLY OUTSIDE THE UNITED STATES. ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAW

1. Conversion of Note. At any time and from time to time while this Note is outstanding, but only upon: (i) the occurrence of an Event of Default under any of the Loan Documents; or (ii) mutual agreement between (he Borrower and the Holder, this Note may be, at the sole option of the Holder, convertible into shares of the common stock, which has a par value of $0,001 per share (the “Common Stock”) of the Borrower, in accordance with the terms and conditions set forth below.

(a) Voluntary Conversion. At any time while this Note is outstanding, but only upon: (i) the occurrence of an Event of Default under any of the Loan Documents; or (ii) mutual agreement between the Borrower and the Holder, the Holder may convert all or any portion of the outstanding principal, accrued and unpaid interest, Premium, if applicable, and any other sums due and payable hereunder or under any other Loan Documents (such total amount, the “Conversion Amount”) into shares of Common Stock of the Borrower (the “Conversion Shares”) at a price equal to: (i) the Conversion Amount (the numerator); divided by (ii) eighty-five percent (85%) of the lowest of the daily volume weighted average price of the Borrower’s Common Stock during the five (5) Business Days immediately prior to the Conversion Date, which price shall be indicated in the conversion notice (in the form attached hereto as Exhibit “B”. die “Conversion Notice”) (fee denominator) (the “Conversion Price”). The Holder shall submit a Conversion Notice indicating the Conversion Amount, the number of Conversion Shares issuable upon such conversion, and where the Conversion Shares should be delivered.

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(b) The Holder’s Conversion Limitations. The Borrower shall not effect any conversion of this Note, and the Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the Conversion Notice submitted by the Holder, the Holder (together with the Holder’s Affiliates and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined herein). To ensure compliance with this restriction, prior to delivery of any Conversion Notice, the Holder shall have the right to request that the Borrower provide to the Holder a written statement of the percentage ownership of the Borrower’s Common Stock that would be beneficially owned by the Holder and its Affiliates in the Borrower if the Holder converted such portion of this Note then intended to be converted by Holder. The Borrower shall, within two (2) Business Days of such request, provide Holder with the requested information in a written statement, and the Holder shall be entitled to rely on such written statement from the Borrower in issuing its Conversion Notice and ensuring that its ownership of the Borrower’s Common Stock is not in excess of the Beneficial Ownership Limitation. The restriction described in this Section may be waived by Holder, in whole or in part, upon notice not less than sixty-one (61) days prior written notice from the Holder to the Borrower to increase such percentage.

For purposes of this Note, the “Beneficial Ownership limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note. The limitations contained in this Section shall apply to a successor holder of this Note.

(c) Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

(i) To convert this Note into shares of Common Stock on any date set forth in the Conversion Notice by the Holder (the “Conversion Date”), the Holder shall transmit by facsimile or electronic mail (or otherwise deliver) a copy of the fully executed Conversion Notice to the Borrower (or, under certain circumstances as set forth below, by delivery of the Conversion Notice to the Borrower’s transfer agent).

(ii) Borrower’s Response. Upon receipt by the Borrower of a copy of a Conversion Notice, the Borrower shall as soon as practicable, but in no event later than two (2) Business Days after receipt of such Conversion Notice, send, via facsimile or electronic mail (or otherwise deliver) a confirmation of receipt of such Conversion Notice (the “Conversion Confirmation”) to the Holder indicating that the Borrower will process such Conversion Notice in accordance with the terms herein. In the event the Borrower fails to issue its Conversion Confirmation within said two (2) Business Day time period, the Holder shall have the absolute and irrevocable right and authority to deliver the folly executed Conversion Notice to the Borrower’s transfer agent, and pursuant to the terms of the Loan Documents, the Borrower’s transfer agent shall issue the applicable Conversion Shares to Holder as hereby provided. Within five (5) Business Days after the date of the Conversion Confirmation, (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), provided that the Borrower’s transfer agent is participating in the Depository Trust Borrower (“DTC”) Fast Automated Securities Transfer (“FAST”) program, the Borrower shall cause the transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Loan Documents, the Holder may request and require the Borrower’s transfer agent to) electronically transmit the applicable Conversion Shares to which the Holder shall be entitled by crediting the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC’’) system, and provide proof satisfactory to the Holder of such delivery. In the event that the Borrower’s transfer agent is not participating in the DTC FAST program and is not otherwise DWAC eligible, within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), the Borrower shall instruct and cause its transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Loan Documents, fee Holder may request and require the Borrower’s transfer agent to) issue and surrender to a nationally recognized overnight courier for delivery to the address specified in the Conversion Notice, a certificate, registered in the name of the Holder, or its designees, for the number of Conversion Shares to which the Holder shall be entitled. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire principal amount of this Note, plus all accrued and unpaid interest, Premium, if applicable, and other sums due hereunder, has been so converted. Subject to die make-whole rights below, conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Borrower shall maintain records showing fee principal amounts) converted and the date of such conversion(S). The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

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(iii) Record Holder. The Person(s) entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holders) of such shares of Common Stock as of the Conversion Date.

(iv) Failure to Deliver Certificates. If in the case of any Conversion Notice, the certificate or certificates are not delivered to or as directed by the Holder by the date required hereby, the Holder shall be entitled to elect by written notice to the Borrower at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event the Borrower shall promptly return to the Holder any original Note delivered to the Borrower and the Holder shall promptly return to the Borrower the Common Stock certificates representing the principal amount of this Note unsuccessfully tendered for conversion to the Borrower.

(v) Obligation Absolute: Partial Liquidated Damages. The Borrower’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Borrower or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Borrower of any such action the Borrower may have against the Holder. In die event the Holder of this Note shall elect to convert any or all of the outstanding principal amount hereof and accrued but unpaid interest and Premium, if applicable, thereon in accordance with the terms of this Note, the Borrower may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Borrower posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Borrower shall issue Conversion Shares upon a properly noticed conversion. If the Borrower foils for any reason to deliver to the Holder such certificate or certificates representing Conversion Shares pursuant to timing and delivery requirements of this Note, the Borrower shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $1.00 per day for each day after the date by which such certificates should have been delivered until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to this Note, the other Loan Documents, or any agreement securing the indebtedness under this Note for the Borrower’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Nothing herein shall prevent the Holder from having the Conversion Shares issued directly by the Borrower’s transfer agent in accordance with the Loan Documents, in the event for any reason the Borrower fails to issue or deliver, or cause its transfer agent to issue and deliver, the Conversion Shares to the Holder upon exercise of Holder’s conversion rights hereunder.

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(vi) Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes, or any other issuance or transfer fees of any nature or kind that may be payable in respect of the issue or delivery of such certificates, any such taxes or fees, if payable, to be paid by the Borrower.

(d) Make-Whole Rights. Upon liquidation by the Holder of Conversion Shares issued pursuant to a Conversion Notice, provided that the Holder realizes a net amount from such liquidation equal to less than the Conversion Amount specified in the relevant Conversion Notice (such net realized amount, the “Realized Amount”), the Borrower shall issue to the Holder additional shares of the Borrower’s Common Stock equal to: (i) the Conversion Amount specified in the relevant Conversion Notice; minus (ii) the Realized Amount, as evidenced by a reconciliation statement from the Holder (a “Sale Reconciliation”) showing the Realized Amount from the sale of the Conversion Shares; divided by (iii) the average volume weighted average price of the Borrower’s Common Stock during the five (5) Business Days immediately prior to the date upon which the Holder delivers notice (the “Make-Whole Notice”) to the Borrower that such additional shares are requested by the Holder (the “Make-Whole Stock Price”) (such number of additional shares to be issued, the “Make-Whole Shares”). Upon receiving the Make-Whole Notice and Sale Reconciliation evidencing the number of Make-Whole Shares requested, the Borrower shall instruct its transfer agent to issue certificates representing the Make-Whole Shares, which Make Whole Shares shall be issued and delivered in the same manner and within the same time frames as set forth in Subsection (c)(ii) above. Subsections (c)(iii), (c)(iv), (c)(v) and (c)(vi) above shall be applicable to the issuance of the Make-Whole Shares. The Make-Whole Shares, when issued, shall be deemed to be validly issued, fully paid, and non-assessable shares of the Borrower’s Common Stock. Following the sale of the Make-Whole Shares by the Holder: (i) in the event that the Holder receives net proceeds from such sale which, when added to the Realized Amount from the prior relevant Conversion Notice, is less than the Conversion Amount specified in the relevant Conversion Notice, the Holder shall deliver an additional Make-Whole Notice to the Borrower following the procedures provided previously in this paragraph, and such procedures and the delivery of Make-Whole Notices shall continue until the Conversion Amount has been fully satisfied; (ii) in the event that the Holder received net proceeds from the sale of Make-Whole Stores in excess of the Conversion Amount specified in the relevant Conversion Notice, such excess amount shall be applied to satisfy any and all amounts owed hereunder in excess of the Conversion Amount specified in the relevant Conversion Notice.

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(e) Adjustments to Conversion Price. The adjustments set forth in Sections (e)(i) and (e)(ii) below shall be applicable only to the extent the Conversion Price of the Common Stock does not already reflect an adjustment for any of such events.

(i) Stock Dividends and Stock Splits. If the Borrower, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on outstanding shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of Common Stock, any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding any treasury shares of the Borrower) outstanding immediately before such event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.

(ii) Fundamental Transaction. If, at any time while this Note is outstanding: (i) the Borrower effects any merger or consolidation of the Borrower with or into another Person, (ii) the Borrower effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Borrower or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Borrower effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”) then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to lie occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the “Alternate Consideration”) For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Borrower shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to die Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Borrower or surviving entity in such Fundamental Transaction shall issue to the Holder a new note consistent with the foregoing provisions and evidencing the Holder’s right to convert such note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section, and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

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(iii) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Note, the Borrower shall promptly deliver to Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment

(iv) Notice to Allow Conversion by Holder. If: (A) the Borrower shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Borrower shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Borrower shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Borrower shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Borrower is a party, any sale or transfer of all or substantially all of the assets of the Borrower, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Borrower shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Borrower, then, in each case, the Borrower shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Borrower’s records, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Note during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice.

[Signature page follows]

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IN WITNESS WHEREOF, the Borrower has caused this Note to be executed as of the Effective Date set forth above.

BORROWER:

KSIX MEDIA HOLDINGS, INC., a Nevada corporation

By:	/s/ Carter Matzinger
Name:	Carter Matzinger
Title:	CEO

STATE OF	Nevada	)
ss.
COUNTY OF	Clark	)

The foregoing instrument was acknowledged before me this 13th day of September, 2016 by Carter Matzinger, who is the CEO of Ksix Media Holdings, Inc., a Nevada corporation, on behalf of said corporation. He/She is personally known to me or has produced state issued driver’s license as identification.

My Commission Expires:

/s/ Shawn Person
Notary Public

Shawn Person
Name of Notary Typed or printed

[Signature page to Promissory Note]

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EXHIBIT “A”

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal, interest, Premium, if applicable, and/or other sums due under the Convertible Promissory Note (the “Note”) of KSIX MEDIA HOLDINGS, INC., a Nevada corporation (the “Company”), into shares of common stock, which has a par value of $0,001 per share (the “Common Shares”), of the Company in accordance with the conditions of the Note, as of the date written below.

Based solely on information provided by the Company to Holder, the undersigned represents and warrants to the Company that its ownership of the Common Shares does not exceed the Beneficial Ownership Limitation determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended, as specified under the Note.

Conversion calculations

Effective Date of Conversion:

Principal Amount, Interest, Premium, if applicable, and other Sums to be Converted:

Number of Common Shares to be Issued:

[HOLDER]

By:

Name:

Title:

Address:

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EXHIBIT “B”

PURCHASE TRANCHES

Purchase Tranches	Application Purchase Price	Date for Purchase Tranche Closing

1	$53,452.33	Simultaneously with execution of ‘this Agreement
All additional Purchase Tranches until Assignee has purchased the entire amount of the Assigned Debt	$153,452.33	Thirty (30) Days after prior Purchase Tranche Closing

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ASSIGNMENT OF NOTE

THIS ASSIGNMENT OF NOTE (this “Assignment”), is made and entered into as of the 16th day Of Sept., 2016, by TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership, with an address of 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169 (“Assignor” or “Lender”), in favor of SALKSANNA, LLC (“Assignee”).

WITNESSETH

WHEREAS, Assignor is the present legal and equitable owner and holder of that certain First Replacement Note A dated effective as of Aug 29, 2016, executed by Borrower, and made payable to the order of Assignor, in the original principal amount of $53,452.33 (the “Note”); and

WHEREAS, the parties hereto have entered into a Debt Purchase Agreement dated as of Sep 15, 2016 (the “DPA”), pursuant to which Assignor has agreed to assign to Assignee, its successors and assigns, Assignor’s right, title and interest in and to the monetary obligations evidenced by the Note (the “Assigned Debt”), all subject to the terms and conditions set forth in the DPA and hereinafter set forth;

NOW, THEREFORE, in consideration of the sum of $53,452.33, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor, Assignee, and Borrower hereby covenant and agree as follows:

1. Recitals, The recitations set forth in the preamble of this Assignment are true and correct and incorporated herein by this reference. All capitalized terms used herein and not otherwise defined in this Assignment shall have the same meaning ascribed to them in the DPA.

2. Assignment, Assignor does hereby transfer, assign, grant, and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to the Assigned Debt only, it being acknowledged by Assignee that the Remaining Debt is not being assigned hereby.

3. No Security Rights. Assignee hereby agrees and acknowledges that the sale, transfer and assignment of the Assigned Debt shall be a sale, transfer and assignment of the monetary obligations evidenced by such Assigned Debt only, and shall not include, and such sale, transfer and assignment expressly excludes, the Remaining Debt, and any and all Security Rights.

4. Reference to DPA. The assignment contemplated hereby shall be subject to the representations, warranties, limitations, exclusions, releases, acknowledgments, and all other terms and provisions of the DPA.

5. Governing Law. This Assignment shall be governed by and construed in accordance with the laws governing the Note.

6. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Headings. The headings of the paragraphs of this Assignment have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement or used in any manner in the interpretation of this Assignment.

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8. Interpretation. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “Person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

9. Partial Invalidity. Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any Person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

10. Execution. In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[Signatures on the following page]

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IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date above first written.

Assignor:

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:	/s/ Robert Press
Robert Press, Director

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